UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION

13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2006 (May 26, 2006)

ADE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts

(State or other jurisdiction

of incorporation)

Commission File No. 0-26714	04-2441829
(IRS Employer
Identification No.)

80 Wilson Way, Westwood, Massachusetts	02090
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 467-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Amended and Restated Merger Agreement

On May 26, 2006, ADE Corporation (“ADE”) entered into a definitive Amended and Restated Agreement and Plan of Merger (the “Amended Merger Agreement”) with KLA-Tencor Corporation (“KLA-Tencor”) and South Acquisition Corporation, a wholly-owned subsidiary of KLA-Tencor (the “Merger Sub”). The Amended Merger Agreement amends and restates the definitive Agreement and Plan of Merger entered into by KLA-Tencor, ADE and Merger Sub on February 22, 2006, and changes the consideration payable to ADE shareholders from 0.64 shares of KLA-Tencor common stock to $32.50 in cash per share of ADE common stock.

The Amended Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Amended Merger Agreement, Merger Sub will merge with and into ADE, with ADE as the surviving corporation and a wholly-owned subsidiary of KLA-Tencor (the “Merger”). Consummation of the Merger is subject to customary closing conditions, including approval by the holders of 66 2/3% of the outstanding ADE common stock as required by Massachusetts law. ADE’s directors and executive officers, who together hold approximately 28% of ADE’s outstanding common stock, have agreed to vote the shares of ADE common stock that they beneficially own in favor of the Merger. A copy of the Amended Merger Agreement is incorporated herein by reference. A copy of the press release issued by KLA-Tencor and ADE on May 26, 2006 concerning the transaction is also incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed merger, ADE will file a proxy statement and other relevant documents with the Securities and Exchange Commission (“SEC”). ADE STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. ADE STOCKHOLDERS WILL HAVE ACCESS TO FREE COPIES OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC BY ADE AND KLA-TENCOR THROUGH THE SEC WEBSITE AT WWW.SEC.GOV. THE PROXY STATEMENT AND RELATED MATERIALS MAY ALSO BE OBTAINED FOR FREE (WHEN AVAILABLE) FROM ADE BY DIRECTING A REQUEST TO: ADE CORPORATION, 80 WILSON WAY, WESTWOOD, MASSACHUSETTS 02090, ATTENTION: CHIEF FINANCIAL OFFICER, TELEPHONE: (781) 467-3500. DOCUMENTS FILED WITH THE SEC BY KLA-TENCOR MAY ALSO BE OBTAINED FOR FREE (WHEN AVAILABLE) FROM KLA-TENCOR BY DIRECTING A REQUEST TO: KLA-TENCOR CORPORATION, 160 RIO ROBLES, SAN JOSE, CALIFORNIA 95134, ATTENTION: GENERAL COUNSEL, TELEPHONE: (408) 875-3000.

KLA-Tencor, ADE and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding KLA-Tencor's directors and executive officers is available in KLA-Tencor’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on October 13, 2005, and information regarding ADE’s directors and executive officers is available in ADE’s annual report on Form 10-K for the year ended April 30, 2005, and its proxy statement for its 2005 annual meeting of stockholders, which were filed with the SEC on July 26 and August 19, 2005, respectively. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Number	Description

2.1

Amended and Restated Agreement and Plan of Merger among KLA-Tencor Corporation, South Acquisition Corporation and ADE Corporation, dated May 26, 2006. (incorporated by reference to Exhibit 2.1 of KLA-Tencor’s Current Report on Form 8-K (file no. 0-09992) filed with the Securities and Exchange Commission on May 26, 2006).

99.1

Press Release issued jointly by KLA-Tencor Corporation and ADE Corporation, dated May 26, 2006. (incorporated by reference to Exhibit 99.1 of KLA-Tencor’s Current Report on Form 8-K (file no. 0-09992) filed with the Securities and Exchange Commission on May 26, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADE CORPORATION

By: /s/ Brian C. James
Name: Brian C. James
Title: Executive Vice President, Treasurer and Chief Financial Officer

Date: May 26, 2006